EXHIBIT 99.1


                              In re: FN ESTATE, INC.
                                    Debtors.

                                Case No. 03-23143

                         Reporting Period: January, 2005




            Privileged and Confidential Information may be Included


                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                             Reporting Period: January, 2005

                                                      FN Estate, Inc.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals                                                                X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period                                        X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable                                                           X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                    -------------------------------------
Signature of Debtor                                                                            Date

---------------------------------------------------------------------------                    -------------------------------------
Signature of Joint Debtor                                                                      Date

/s/ Tamie Barsky                                                                               5/19/05
---------------------------------------------------------------------------                    -------------------------------------
Signature of Authorized Individual*                                                            Date

Tamie Barsky                                                                                   Administrative Agent
---------------------------------------------------------------------------                    -------------------------------------
Printed Name of Authorized Individual                                                          Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                         Reporting Period: January, 2005


                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
--------------------------------------------------------------------------------
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   3,372,194     $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
Collection of Accounts Receivable                      92,507       12,908,169
Asset Sale Proceeds (Net)                                  --        6,512,269
Other                                                     407        6,871,399
--------------------------------------------------------------------------------
   TOTAL RECEIPTS                                      92,914       26,291,837
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                           40,891        5,677,258
Travel and Entertainment                                    4           87,525
Insurance                                                  --          220,780
Utilities                                                  --        9,633,543
Occupancy                                                  --          757,737
Other                                                      --              537
G&A                                                    12,901        7,441,653
--------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                 53,796       23,819,032
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET CASH FLOW                                       39,118        2,472,805
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   3,411,312     $  3,411,312
--------------------------------------------------------------------------------

* Ending Cash includes restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                     53,796
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts                            --
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                          53,796
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                             Reporting Period: January, 2005

                                               FN ESTATE, INC.
                                            BANK RECONCILIATION
                                            ($ IN REAL NUMBERS)
----------------------------------------------------------------------------------------------------
                                               BANK ACCOUNTS
----------------------------------------------------------------------------------------------------
                   WACHOVIA
                   OPERATING                      CORP           JANNEY       PETTY
                   DIP              HSBC *        DEBIT         MONTGOMERY     CASH       TOTAL
                   ---------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $2,487,841.91    $314,282.85   $  138.63     $608,533.35  $515.59  $3,411,312.33

BANK BALANCE       $2,504,457.83    $314,282.85   $  138.63     $608,533.35  $515.59  $3,427,928.25
 Plus:
  Deposits
   In Transit                                                                                    --
 Less: Outstanding
  Checks              (16,615.92)                                                        (16,615.92)

 Other: Adjustment                                                                               --
                   ---------------------------------------------------------------------------------
BALANCE PER BOOKS  $2,487,841.91    $314,282.85   $  138.63     $608,533.35  $515.59  $3,411,312.33
                   =================================================================================

* HSBC account represents restricted cash related to Applied Theory Estate.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               Page 4


                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143

Debtors.                                                                                             Reporting Period: January, 2005

                                                           FN Estate, Inc.
                                             Disbursements for Period 01/1/05 to 01/31/04

TRX DATE     JRNL NO. ORIG. AUDIT TRAIL     TRANSACTION                REFERENCE                        NAME               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  1/4/2005   476,574    PMTRX00002428        Check        Outside Services 12/20 TO 1/2/05  Jamie Bose                       461.50
  1/4/2005   476,575    PMTRX00002429        Check        8k filing 30Dec04                 PublicEase, Inc                1,040.00
  1/5/2005   476,579    PMTRX00002430        Check        Settlement                        GE Capital                    15,000.00
  1/7/2005   476,596    CMTRX00003104        ACH          Payroll Fees 12-31-04             ADP                              276.93
 1/11/2005   476,597    CMTRX00003105        ACH          Payroll Taxes Check Date 1-13-04  ADP                           10,918.11
 1/13/2005   476,598    CMTRX00003106        ACH          Payroll Check Date 01-13-05       ADP                            9,235.82
 1/14/2005   476,599    CMTRX00003107        ACH          Payroll Fees 01-7-05              ADP                              144.28
 1/18/2005   476,600    CMTRX00003108        ACH          1-13-05 Payroll                   Rafe Scheinblum                1,424.00
 1/21/2005   476,625    PMCHK00001460        Check        38105                             Jamie Bose                       123.50
 1/21/2005   476,626    PMCHK00001460        Check        38106                             Capital Recovery Corporation      18.00
 1/21/2005   476,627    PMCHK00001460        Check        38107                             Integrity Personnel               58.74
 1/21/2005   476,628    PMCHK00001460        Check        38108                             Rufus Harvey                     281.25
 1/21/2005   476,629    PMCHK00001460        Check        38109                             Stock Trans                      485.00
 1/21/2005   476,630    PMCHK00001460        Check        38110                             United States Trustee          5,000.00
 1/21/2005   476,631    PMCHK00001460        Check        38111                             Central Self Storage             439.34
 1/21/2005   476,639    CMTRX00003109        ACH          Payroll fees                      ADP                               85.00
 1/21/2005   476,640    CMXFR00000256        ACH          Transfer                          Transfer To: CORP DEBIT CARD     100.00
 1/25/2005   476,655    CMTRX00003110        ACH          Payroll Check Date 1/27/05        ADP                            5,466.32
 1/27/2005   476,657    CMTRX00003111        ACH          Payroll Taxes Check Date 1/27/05  ADP                            3,057.69
 1/28/2005   476,659    CMTRX00003112        ACH          Payroll Fees 1/14/05              ADP                               29.30
 1/31/2005   476,663    PMTRX00002434        Check        Jan05 exp acct                    Patricia Bose                    150.86


                                                                                                                        ------------
Total Disbursements                                                                                                     $ 53,795.64

                                                                   Page 5

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period: January, 2005

                                  FN Estate, Inc.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                      CUMULATIVE
                                                      JANUARY     FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $         --    $ 15,520,301
Cost of Sales                                                --      10,981,525
                                                   -----------------------------
  GROSS MARGIN                                     $         --    $  4,538,776

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,435
  G&A Payroll Expenses                                   23,260       4,072,226
  Occupancy Expenses                                      2,899         415,436
  Bankruptcy Expenses                                    91,843       3,486,659
  General and Administrative Expenses                    (4,737)      3,789,009
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    113,264    $ 15,290,459
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $   (113,264)   $(10,751,683)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $ (3,720,371)
  Interest Income                                         2,474          24,369
  Other                                                      --       6,265,690
  Impairment/Restructuring Charges                           --     (17,053,482)
  Discharge of Indebtedness                              38,618          38,618
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $     41,092    $(14,445,177)

                                                   -----------------------------
NET INCOME INCLUDING REORGANIZATION ITEMS          $    (72,172)   $(25,196,860)
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $     91,843   $   3,475,409
U.S. Trustee Quarterly Fee                                   --          14,500
Interest Earned on Accumulated Cash from Ch. 11              --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $     91,843   $   3,489,909

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                         Reporting Period: January, 2005

                                  FN Estate, Inc.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                    OF CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  3,097,029
  Restricted Cash                                                       314,283

  Accounts Receivable                                                 2,562,642
  Less: Allowance for doubtful accounts                               2,512,660
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                              49,981

  Prepaid and Other Current Assets                                      124,385

  Notes and Other Receivables - US Lec                                       --

  Property and Equipment, net                                               850
  Other Assets                                                          857,075
                                                                   -------------
    TOTAL ASSETS                                                   $  4,443,604
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $     75,758
  Other Accrued Liabilities                                           2,451,451
  Deferred Revenue                                                           --
                                                                   -------------
                                                                      2,527,209

  Other Liabilities                                                      13,662
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    2,540,871

    DUE TO RELATED COMPANIES                                         12,086,238

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                            7,061
  Priority Debt                                                          32,844
  Unsecured Debt                                                     16,353,455
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   16,393,360

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (103,508,317)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (26,576,865)

                                                                   -------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $  4,443,604
================================================================================

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                     Case No. 03-23143
Debtors.                                                                     Reporting Period: January, 2005

                                            FN Estate, Inc.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-------------------------------------------------------------------------------------------------------------
                          BEGINNING     AMOUNT
                             TAX       WITHHELD       AMOUNT                         CHECK NO.   ENDING TAX
                          LIABILITY   OR ACCRUED       PAID        DATE PAID         OR EFT      LIABILITY
-------------------------------------------------------------------------------------------------------------
FEDERAL
=============================================================================================================
Withholding              $       --   $  5,266.11   $  5,266.11   1/13, 1/27/05      EFT          $       --
FICA - Employee                  --      2,000.55      2,000.55   1/13, 1/27/05      EFT                  --
FICA - Employer            2,205.94      1,044.01      2,000.56   1/13, 1/27/05      EFT            1,249.39
Unemployment                     --        159.40        125.80   1/13, 1/27/05      EFT               33.60
Income                           --                                                                       --
Other:                           --                                                                       --
-------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES   $ 2,205.94   $  8,470.07   $  9,393.02                                   $ 1,282.99
=============================================================================================================
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------
Withholding              $       --   $  1,022.50   $  1,022.50   1/13, 1/27/05      EFT          $       --
Sales                       (304.76)           --            --                                      (304.76)
Excise                           --                                                                       --
Unemployment and
  Disability                     --      2,018.02      1,877.99   1/13, 1/27/05      EFT              140.03
Real Property                    --                                                                       --
Personal Property                --                                                                       --
Other: OPT                       --         30.00                                                      30.00
       State Corp                --                                                                       --
       Local                     --                                                                       --
-------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL $  (304.76)  $  3,070.52    $ 2,900.49                                   $  (134.73)
-------------------------------------------------------------------------------------------------------------
TOTAL TAXES              $ 1,901.18   $ 11,540.59    $12,293.51                                   $ 1,148.26
=============================================================================================================


                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                  0-30         31-60         61-90      OVER 90      TOTAL
---------------------------------------------------------------------------------------------------------------

Accounts Payable                              $     (4.37)  $      0.00   $      0.00  $ 47,864.21  $ 47,859.84
Wages Payable                                   16,698.10                                             16,698.10
Taxes Payable                                    1,148.26                                              1,148.26
Rent/Leases - Building                                 --            --            --     3,137.96     3,137.96
Rent/Leases - Equipment                                --            --            --     5,571.17     5,571.17
Secured Debt/Adequate Protection Payments                                                                    --
Professional Fees                                                    --            --    19,188.69    19,188.69
Amounts Due to Insiders *                                                                                    --
Other:                                                                                                       --
Other:                                                                                                       --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $ 17,841.99   $      0.00   $      0.00  $ 75,762.03  $ 93,604.02
================================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                                            Page 8

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                             Reporting Period: January, 2005

                                                           FN Estate, Inc
                                    POST-PETITION ACCOUNTS PAYABLE AGING AS OF JANUARY 31, 2005
                                                                                   31 to   61 to      91 to
     Vendor ID                  Name            Class ID       Balance   Current     60     90         120      Over 120
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DFS-001-5684657   DELL FINANCIAL SERVICES        NET 30        5,571.17    0.00      0.00     0.00      0.00    5,571.17
                                                              -----------------------------------------------------------
                                                               5,571.17    0.00      0.00     0.00      0.00    5,571.17

GATEWAY-SL        Gateway Realty New Jersey LLC NET 30         2,250.00    0.00      0.00     0.00      0.00    2,250.00
GOSNELL PROP-NA   Gosnell Properties, Inc.      NET 30           260.58    0.00      0.00     0.00      0.00      260.58
BRIDGEWATER       Bridgewater Place, L.L.C.     NET 30           335.04    0.00      0.00     0.00      0.00      335.04
STATETOWER        State Tower of Syracuse Assoc NET 30            32.34    0.00      0.00     0.00      0.00       32.34
RALPHPARKING      Ralph Parking Company         NET 30           135.00    0.00      0.00     0.00      0.00      135.00
WILDER            WILDER 4 CORNERS ASSOCIATES   NET 30           125.00    0.00      0.00     0.00      0.00      125.00
                                                              -----------------------------------------------------------
                                                               3,137.96    0.00      0.00     0.00      0.00    3,137.96

COZEN & OCONNOR   Cozen & OConnor               NO TERMS       3,479.02    0.00      0.00     0.00      0.00    3,479.02
J B EDWARDS FIN   J B Edwards Financial                          709.67    0.00      0.00     0.00      0.00      709.67
RSM MCGLADREY     RSM McGladrey, Inc.            NET 30       15,000.00    0.00      0.00     0.00      0.00   15,000.00
                                                              -----------------------------------------------------------
                                                              19,188.69    0.00      0.00     0.00      0.00   19,188.69

ADELP5310000014   Adelphia Business Solutions    NET 45          955.21    0.00      0.00     0.00      0.00      955.21
ADELP5330000030   Adelphia Business Solutions    NET 45        3,727.14    0.00      0.00     0.00      0.00    3,727.14
ATT6109540488     AT&T                            MAIN            35.40    0.00      0.00     0.00      0.00       35.40
ATT80020301505    AT&T                           NET 45        6,190.55    0.00      0.00     0.00      0.00    6,190.55
CONESTOGATELECO   Conestoga Tel. & Tel. Co.      NET 45          410.49    0.00      0.00     0.00      0.00      410.49
CTSI7170846610    CTSI                           NET 45        1,870.38    0.00      0.00     0.00      0.00    1,870.38
ADELPH526000018   PECO ADELPHIA                  NET 45          316.22    0.00      0.00     0.00      0.00      316.22
PECO5260000035    Peco Adelphia Communications   NET 45          845.71    0.00      0.00     0.00      0.00      845.71
PECO5320000002    Peco/Hyperion-Allentown        NET 45       19,877.17    0.00      0.00     0.00      0.00   19,877.17
SPRINT            Sprint                          MAIN           365.36    0.00      0.00     0.00      0.00      365.36
TELCOV521000018   TELCOVE                        NET 45          198.60    0.00      0.00     0.00      0.00      198.60
VERIZON61061409   VERIZON                        NET 30           72.14    0.00      0.00     0.00      0.00       72.14
VERIZON61080703   VERIZON                        NET 30          957.92    0.00      0.00     0.00      0.00      957.92
VERIZON61080709   VERIZON                       NO TERMS         995.53    0.00      0.00     0.00      0.00      995.53
VERIZON84545251   VERIZON                        NET 30           (4.37)  (4.37)     0.00     0.00      0.00        0.00
                                                              -----------------------------------------------------------
                                                              36,813.45   (4.37)     0.00     0.00      0.00   36,817.82

CITY OF GRAND R   City of Grand Rapids           NET 30          988.66    0.00      0.00     0.00      0.00      988.66
BARZLINDAK-CR     Linda Barz                    NO TERMS          23.90    0.00      0.00     0.00      0.00       23.90
MERCANTEC         Mercantec, Inc.                 MAIN         8,381.25    0.00      0.00     0.00      0.00    8,381.25
PECOENERGY-NR     Peco Energy                   NO TERMS       1,652.58    0.00      0.00     0.00      0.00    1,652.58
                                                              -----------------------------------------------------------
                                                              11,046.39    0.00      0.00     0.00      0.00   11,046.39

                                                              -----------------------------------------------------------
Totals                                                        75,757.66   (4.37)     0.00     0.00      0.00   75,762.03
====================================================================================================================================

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period: January, 2005

                                  FN Estate, Inc.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 2,630,692
+ Amounts billed during the period                                           --
- Amounts collected during the period                                   (92,507)
+ Adjustments (Credit Memos, Debit Memos, journal entries)                   18
+ Other Adjustments                                                      24,438
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 2,562,642
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $      (214)
31 - 60 days old                                                         (9,235)
61 - 90 days old                                                         (3,804)
91+ days old                                                          2,575,895
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             2,562,642
Amount considered uncollectable (Bad Debt)                           (2,512,660)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $    49,981
------------------------------------------------------------------  ------------


                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     Page 10